ADVANCED SERIES TRUST

Supplement dated August 14, 2009 to the
Statement of Additional Information (SAI) dated May 1, 2009.

This supplement sets forth certain changes to the Statement of Additional Information (SAI) of Advanced Series Trust (the Fund) dated May 1, 2009 with respect to the indicated Portfolios of the Fund. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Fund’s Prospectus and SAI and should be retained for future reference.

I. New Subadvisory Fee Rate for AST T. Rowe Price Global Bond Portfolio

The subadvisory fee rate applicable to the Portfolio is hereby changed. To reflect this change, the table entitled “Portfolio Subadvisers and Fee Rates” appearing in the section of Part I of the SAI entitled “Management and Advisory Arrangements” is revised by deleting the existing information pertaining to the Portfolio, and substituting the following new information:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST T. Rowe Price Global Bond Portfolio	T. Rowe Price International, Inc.	0.375% to $50 million; 0.325% over $50 million to $100 million; 0.25% over $100 million to $250 million: 0.20% over $250 million

II. Fee Waiver/Expense Limitations The table entitled “Fee Waivers & Expense Limitations,” appearing in the section of Part I of the SAI entitled “Management and Advisory Arrangements” is hereby deleted in its entirety and the following new table is substituted:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Academic Strategies	0.80%
AST Alliance Bernstein Core Value	0.88%
AST Investment Grade Bond	1.00%
AST Money Market	0.56%
AST Bond Portfolio 2015	1.00%
AST Bond Portfolio 2016	1.00%
AST Bond Portfolio 2018	1.00%
AST Bond Portfolio 2019	1.00%
AST Bond Portfolio 2020	1.00%

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